UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 18, 2006
BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 460-1600

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: EMPLOYMENT AGREEMENT

Item 1.01 Entry Into a Material Definitive Agreement.
On May 18, 2006 BioScrip entered into a letter agreement with Barry A. Posner, BioScrip’s Executive Vice President, Secretary and General Counsel, confirming Mr. Posner’s right to receive the termination benefits set forth in Section 5.2(b) of his employment agreement with BioScrip in the event BioScrip does not enter into a new employment or severance agreement with Mr. Posner on or before June 30, 2006. The foregoing summary is qualified in its entirety by reference to the complete text of the letter agreement, a copy of which is filed with this report as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following information is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit

10.1	Letter Agreement between BioScrip, Inc. and Barry A. Posner.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 19, 2006	BIOSCRIP, INC.
	By:	/s/ David L. Frankel
David L. Frankel
Assistant Secretary and Assistant General Counsel

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